PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Value-added tax receivable	$ 7,731	$ 3,748
Other receivables	5,786	8,883
Prepaid expenses	3,663	4,025
Rental deposits	233	230
Advances to suppliers	2	5
Total	$ 17,415	$ 16,891